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                                  EXHIBIT 99.4

                     AGREEMENT WITH RESPECT TO JOINT FILING

        Each of the undersigned hereby agrees that the Schedule 13D under the Securities Exchange Act of 1934, as amended, filed with respect to the common stock, $1.00 par value, of Metromedia International Group, Inc., a Delaware corporation, on May 7, 1997, shall be filed jointly on behalf of each of the undersigned.

Dated:  May 7, 1997
                                P&F ACQUISITION CORP., a Delaware corporation



                                By:/s/ P&F Acquisition Corp.
                                   ---------------------------------------------
                                Its:
                                   ---------------------------------------------


                                TRACINDA CORPORATION, a Nevada corporation



                                By:/s/ Tracinda Corporation
                                   ---------------------------------------------
                                Its:
                                   ---------------------------------------------


                                /s/ Kirk Kerkorian
                                ------------------------------------------------
                                KIRK KERKORIAN



                                MILTONSTAR PTY. LIMITED, an Australian company



                                By:/s/ Judith Howard
                                   ---------------------------------------------
                                Its:   Director
                                   ---------------------------------------------


                                SEVEN NETWORK INTERNATIONAL LTD.,
                                an Australian company



                                By:/s/ Judith Howard
                                   ---------------------------------------------
                                Its:   Director
                                   ---------------------------------------------


                                SEVEN NETWORK LTD., an Australian company



                                By:/s/ Kerry M. Stokes
                                   ---------------------------------------------
                                Its:   Chairman




                                /s/ Kerry M. Stokes
                                ------------------------------------------------
                                KERRY M. STOKES